UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☐	Definitive Proxy Statement
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Your Vote Counts! TRANSACT TECHNOLOGIES INCORPORATED ONE HAMDEN CENTER 2319 WHITNEY AVENUE, SUITE 3B HAMDEN, CT 06518 TRANSACT TECHNOLOGIES INCORPORATED 2024 Annual Meeting Vote by May 23, 2024 11:59 PM ET V44799-P11187 You invested in TRANSACT TECHNOLOGIES INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 24, 2024. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 24, 2024 10:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/TACT2024 *Log in using your control number (indicated above).

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items1. Election of Directors Nominees: 01) John M. Dillon For 02) Audrey P. Dunning For 03) Daniel M. Friedberg For 04) Randall S. Friedman For 2. RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024. For 3. APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof, to the extent permitted by Rule 14a - 4(c) of the Securities Exchange Act of 1934, as amended. Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44800-P11187